Exhibit 10.15

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED OMNIBUS AGREEMENT

THIS AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED OMNIBUS AGREEMENT (the “Amendment No. 2”), is entered into on, and effective as of December 6, 2013, among Tesoro Corporation, a Delaware corporation (“Tesoro”), on behalf of itself and the other Tesoro Entities (as defined in the Second Omnibus Agreement, as defined below), Tesoro Refining & Marketing Company LLC, a Delaware limited liability company and successor by conversion of Tesoro Refining and Marketing Company, Tesoro Companies, Inc., a Delaware corporation, Tesoro Alaska Company, a Delaware corporation, Tesoro Logistics LP, a Delaware limited partnership (the “Partnership”), and Tesoro Logistics GP, LLC, a Delaware limited liability company. The above-named entities are sometimes referred to in this Amendment No. 2 as “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the Parties executed that certain Second Amended and Restated Omnibus Agreement dated as of November 15, 2012 (the “Second Omnibus Agreement”);

WHEREAS, the Parties executed that certain Amendment No. 1 to the Second Amended and Restated Omnibus Agreement dated as of June 1, 2013 (the “Amendment No. 1”); and

WHEREAS, the Parties desire to amend the Second Omnibus Agreement to clarify the annual escalation for certain fees.

NOW, THEREFORE, in consideration of the premises, and the covenants, conditions and agreements contained herein and in the Second Omnibus Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. The fourth sentence of Section 4.1(a) of the Second Omnibus Agreement is hereby amended in its entirety to read as follows: “Tesoro may increase the Administrative Fee on January 1 of each year, commencing on January 1, 2015, by a percentage equal to the positive change, if any, in the Consumer Price Index — All Urban Consumers, U.S. City Average, Not Seasonally Adjusted, during the first twelve (12) month period beginning fifteen (15) months preceding such January 1, or to reflect any increase in the cost of providing centralized corporate services to the Partnership Group due to changes in any law, rule or regulation applicable to Tesoro or the Partnership Group, including any interpretation of such laws, rules or regulations.”

2. Other than as set forth above, the Second Omnibus Agreement, as amended, shall remain in full force and effect as written.

3. This Amendment No. 2 shall be governed by and shall be construed in accordance with the laws of the State of Texas.

4. This Amendment No. 2 may be executed in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment No. 2 by facsimile transmission or in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

5. This Amendment No. 2 shall be binding upon and shall inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors, and assigns.

6. Should any clause, sentence, paragraph, subsection or section of this Amendment No. 2 be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Amendment No. 2, and the part or parts of this Amendment No. 2 so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

7. This Amendment No. 2 sets forth all of the covenants, agreements, conditions, understandings, warranties and representations of the Parties relative to the subject matter hereof, and any previous agreement among such parties with respect to the subject matter hereof is superseded by this Amendment No. 2.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment No. 2 effective as of the date first written above.

TESORO CORPORATION

By:	/s/ Gregory J. Goff
Gregory J. Goff
President and Chief Executive Officer

TESORO REFINING & MARKETING COMPANY LLC

By:	/s/ Gregory J. Goff
Gregory J. Goff
Chairman of the Board of Managers and President

TESORO COMPANIES, INC.

By:	/s/ Gregory J. Goff
Gregory J. Goff
Chairman of the Board of Directors and President

TESORO ALASKA COMPANY

By:	/s/ Gregory J. Goff
Gregory J. Goff
Chairman of the Board of Directors and President

Signature Page to Amendment No. 2 to

Second Amended and Restated Omnibus Agreement

TESORO LOGISTICS LP

By:	Tesoro Logistics GP, LLC, its
general partner

By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President

TESORO LOGISTICS GP, LLC

By:	/s/ Phillip M. Anderson
Phillip M. Anderson
President

Signature Page to Amendment No. 2 to

Second Amended and Restated Omnibus Agreement